Exhibit 10.1

LAREDO OIL, INC.

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This Amended and Restated Note Purchase Agreement (this “Agreement”) is made as of May 30, 2023 (the “Effective Date”), by and among Laredo Oil, Inc., a Delaware corporation (the “Company”), and the persons and entities (each, an “Investor” and collectively, the “Investors”) who execute this Agreement. This Agreement is amending and restating in its entirety that certain Note Purchase Agreement, by and between the Company and SMJJB, LLC, dated as of September 23, 2022, as amended to date (the “Prior Agreement”).

Section 1

Authorization, Sale and Issuance of Notes

1.1 Authorization.  The Company has, prior to the Effective Date, authorized (a) the sale and issuance of up to $7,500,000 in principal amount of Secured Convertible Promissory Notes, each in the form attached hereto as Exhibit A (the “Notes”); and (b) the reservation of the New Equity Securities (as defined in the Notes) that are issuable upon conversion of the Notes (collectively, the “Conversion Securities”).

1.2 Sale and Issuance of Notes.  Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to such Investor, a Note in the aggregate principal amount indicated on such Investor’s signature page to this Agreement. The Company’s agreement with each Investor is a separate agreement, and the sale and issuance of the Notes to each Investor is a separate sale and issuance.

1.3 Use of Proceeds.  The Company will use the proceeds from the sale of the Notes for general corporate purposes, working capital and well development.

Section 2

Closing and Delivery

2.1 Closings.

(a) The purchase, sale and issuance of the Notes will take place at one or more closings (each of which is referred to in this Agreement as a “Closing”). The initial Closing took place on September 23, 2022.

(b) Since less than all of the principal amount of the Notes were sold and issued at the initial Closing, the Company may sell and issue to Investors at one or more subsequent closings (each, a “Subsequent Closing”), on or before December 31, 2024, up to the balance of the principal amount of the Notes. Any sale and issuance in a Subsequent Closing will be on the terms and conditions set forth in this Agreement. Subsequent Closings may take place at such time and place as the Company and Investors representing a majority of the principal amount of the Notes to be sold in such Subsequent Closing agree.

2.2 Delivery.  At each Subsequent Closing, the Company will deliver to each Investor purchasing Notes in such Subsequent Closing a Note in the principal amount equal to the amount of the purchase price paid to the Company by such Investor, by (a) cashier’s check payable to the Company, (b) wire transfer in accordance with the Company’s instructions or (c) any combination of the foregoing.

Section 3

Representations and Warranties of the Company

The Company hereby represents and warrants to the Investors, as of the Effective Date, as follows:

3.1 Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver this Agreement, to issue and sell the Notes and the Conversion Securities and to perform its obligations pursuant to this Agreement and the Notes. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company’s business, assets (including intangible assets), liabilities, results of operations, financial condition or properties.

3.2 Valid Issuance.  The Notes, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Conversion Securities have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement, the Notes, the Company’s certificate of incorporation and applicable law, will be validly issued, fully paid and nonassessable. The Notes and the Conversion Securities will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investors; provided, however, that the Notes and the Conversion Securities are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein and in this Agreement.

3.3 Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement by the Company, the authorization, sale, issuance and delivery of the Notes and the Conversion Securities, and the performance of all of the Company’s obligations under this Agreement has been taken prior to the Effective Date. This Agreement and the Notes, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

3.4 Governmental Consent.  No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Notes and the Conversion Securities, or the consummation of any other transaction contemplated by this Agreement, except (i) the filing of such notices as may be required under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) such filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

3.5 Offering.  Subject to the accuracy of the Investors’ representations and warranties in Section 4, the offer, sale and issuance of the Notes to be issued in conformity with the terms of this Agreement and the issuance of the Conversion Securities, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.6 Brokers or Finders.  The Company will pay any liability for brokerage or finders’ fees or agents’ commissions or any similar charges incurred by the Company in connection with this Agreement or any of the transactions contemplated hereby.

3.7 Investment Company.  The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.8 Litigation. There is no litigation, action, or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court or administrative agency, that might result in any material adverse change in the business or condition of the Company or substantially affect its ability to pay the Notes.

3.9 No Restrictions. The Company is not a party to any agreement or subject to any corporate restriction that will materially and adversely affect its business, property, assets, or financial condition. Neither the execution of this Agreement, nor the delivery of the Notes or securities into which the Notes are convertible, nor the compliance with the terms and conditions of any of these instruments will conflict with, or result in a breach of any of the terms, provisions, or conditions of any lawfully enforceable agreement or document applicable to the Company.

Section 4

Representations and Warranties of the Investors

Each Investor hereby, severally and not jointly, represents and warrants to the Company as follows:

4.1 No Registration.  Such Investor understands that the Notes and the Conversion Securities, have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor’s representations as expressed herein or otherwise made pursuant hereto.

4.2 Investment Intent.  Such Investor is acquiring the Notes and the Conversion Securities, for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Notes or the Conversion Securities.

4.3 Investment Experience.  Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that such Investor, can protect his, her or its own interests. Such Investor has such knowledge and experience in financial and business matters so that such Investor is capable of evaluating the merits and risks of its investment in the Company.

4.4 Speculative Nature of Investment.  Such Investor understands and acknowledges that an investment in the Company is speculative and involves substantial risks. Such Investor can bear the economic risk of such Investor’s investment and is able, without impairing such Investor’s financial condition, to hold the Notes and the Conversion Securities for an indefinite period of time and to suffer a complete loss of such Investor’s investment.

4.5 Access to Data. Such Investor has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning this Agreement, the exhibits and schedules attached hereto and the transactions contemplated hereby, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction. Such Investor believes that it has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Notes and the Conversion Securities, including access to the Company’s filings with the United States Securities and Exchange Commission. Such Investor acknowledges that it is relying solely on its own counsel, and not on any statements or representations of the Company or its agents for legal advice, with respect to the transactions contemplated by this Agreement. The foregoing provisions of this Section 4.5, however, do not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of such Investor to rely thereon.

4.6 Accredited Investor.  Such Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act, and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

4.7 Rule 144.  Such Investor acknowledges that the Notes and the Conversion Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. Such Investor acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of any Notes or Conversion Securities. Such Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

4.8 Authorization.

(a) Such Investor has all requisite power and authority to execute and deliver this Agreement, to purchase the Notes hereunder and to carry out and perform such Investor’s obligations under the terms of this Agreement. All action on the part of such Investor necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Investor’s obligations under this Agreement, has been taken or will be taken prior to the applicable Closing.

(b) This Agreement, when executed and delivered by such Investor, will constitute valid and legally binding obligation of such Investor, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

(c) No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Investor in connection with the execution and delivery of this Agreement by the Investor or the performance of the Investor’s obligations hereunder or thereunder.

4.9 Brokers or Finders.  Such Investor has not engaged any brokers, finders or agents, and neither the Company nor any other Investor has, nor will, incur, directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

4.10 Tax Advisors.  Such Investor has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Such Investor understands that it (and not the Company) will be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

4.11 Legends.  Such Investor understands and agrees that the Notes and the certificates evidencing the Conversion Securities, or any other securities issued in respect of the Notes or the Conversion Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Section 5

Conditions to Investors’ Obligations to Close

Each Investor’s obligation to purchase any Notes at a Closing is subject to the fulfillment on or before such Closing of each of the following conditions, unless waived by the applicable Investor purchasing the Notes in such Closing (unless otherwise specified):

5.1 Representations and Warranties.  The representations and warranties made by the Company in Section 3 are true and correct as of the date of this Agreement.

5.2 Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of this Agreement will have been performed or complied with.

5.3 Blue Sky.  The Company will have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Notes and the Conversion Securities.

Section 6

Conditions to Company’s Obligation to Close

The Company’s obligation to sell and issue the Notes at each Closing is subject to the fulfillment on or before such Closing of the following conditions, unless waived by the Company:

6.1 Representations and Warranties.  The representations and warranties in Section 4 made by the Investors purchasing Notes in such Closing are true and correct in all material respects when made and will be true and correct in all material respects as of the date of such Closing.

6.2 Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Investors on or prior to the date of such Closing will have been performed or complied with in all material respects as of the date of such Closing.

6.3 Compliance with Securities Laws.  The Company must be satisfied that the offer and sale of the Notes and the Conversion Securities is qualified or exempt from registration or qualification under all applicable federal and state securities laws (including receipt by the Company of all necessary blue sky law permits and qualifications required by any state, if any).

Section 7

Miscellaneous

7.1 Amendment.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Investors holding a majority of the principal amount of the Notes then outstanding; provided, however, that Investors purchasing Notes in a Subsequent Closing may become parties to this Agreement in accordance with Section 2.1 without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Investor. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities. Each Investor acknowledges that by the operation of this paragraph, the holders of a majority of the principal amount of the Notes will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

7.2 Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:

(a) if to an Investor, at the Investor’s address, facsimile or electronic mail address indicated on such Investor’s signature page to this Agreement., or to such other address, facsimile number or electronic mail address as such Investor shall have furnished to the Company; or

(b) if to the Company, one copy should be sent to 2021 Guadalupe Street, Ste 260, Austin, Texas 78705, or to such other address, facsimile number or electronic mail address as the Company shall have furnished to the Investors.

With respect to any notice given by the Company under any provision of the Delaware Corporation Law or the Company’s certificate of incorporation or bylaws, each Investor agrees that such notice may be given by facsimile or by electronic mail.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the electronic mail address indicated on such Investor’s signature page to this Agreement.

7.3 Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State of Texas as applied to agreements entered into among Texas residents to be performed entirely within Texas, without regard to principles of conflicts of law.

7.4 Brokers or Finders.  The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 3.6, and each Investor agrees to indemnify and hold harmless the Company and each other Investor from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which the Company, any other Investor or any of their constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 4.9.

7.5 Expenses.  The Company and the Investors will each pay their own expenses in connection with the transactions contemplated by this Agreement.

7.6 Survival.  The representations, warranties, covenants and agreements made in this Agreement will survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

7.7 Successors and Assigns.  This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.8 Entire Agreement.  This Agreement, including the exhibits attached hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

7.9 Severability.  If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

7.10 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

7.11 Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

7.12 Jurisdiction; Venue.  Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall only be brought in any federal court or state court located in the State of Texas, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

7.13 Further Assurances.  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

7.14 Attorney’s Fees.  In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

“COMPANY”

LAREDO OIL, INC.
a Delaware corporation

By:
Mark See, Chief Executive Officer

Laredo Oil, Inc.
Signature Page to Amended and Restated Note Purchase Agreement

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

“INVESTOR”
______________________________

Principal Amount of Notes: ____________

By:

Name:

Title:

Address:

Laredo Oil, Inc.
Signature Page to Amended and Restated Note Purchase Agreement

Exhibit A

FORM OF NOTE